AMENDMENT NO. 4

                      to that certain

                 REVOLVING CREDIT AGREEMENT

     This AMENDMENT NO. 4 (this "Amendment"), dated as of February 7, 1997, is by and among TRICO MARINE OPERATORS, INC. ("Marine Operators"), TRICO MARINE ASSETS, INC. ("Marine Assets") (each of Marine Operators and Marine Assets is referred to herein as a "Borrower" and collectively as the "Borrowers"), TRICO MARINE SERVICES, INC. (the "Parent"), HOS MARINE PARTNERS, INC. ("HOS"), THE FIRST NATIONAL BANK OF BOSTON, HIBERNIA NATIONAL BANK, FIRST NATIONAL BANK OF COMMERCE and such other lending institutions as may become parties to the Credit Agreement referred to below (collectively, the "Banks") and THE FIRST NATIONAL BANK OF BOSTON as agent for the Banks (the "Agent").

     WHEREAS, the Borrowers, the Parent, the Banks and the Agent are parties to that certain Revolving Credit Agreement, dated as of July 26, 1996 (as amended, restated, modified or supplemented and in effect from time to time, the "Credit Agreement"), pursuant to which the Banks, upon certain terms and conditions, have agreed to make loans and to otherwise extend credit to the Borrowers; and

     WHEREAS, the Borrowers and the Parent have requested that the Banks and the Agent agree to amend certain provisions of the Credit Agreement in order to (i) increase the amounts of the Commitments of the Banks thereunder and
(ii)  amend certain other terms and provisions of the Credit
Agreement; and

     WHEREAS, the Banks and the Agent have agreed, subject to the satisfaction of the conditions precedent set forth herein, to so amend the Credit Agreement;

     WHEREAS,  capitalized  terms  which  are   used  herein
without  definition  and  which  are  defined  in the Credit
Agreement shall have the same meanings herein as in the Credit Agreement.

     NOW, THEREFORE, the  Borrowers,  the  Parent,  HOS, the
Banks and the Agent hereby agree as follows:

      1.  Amendments  to  the Credit Agreement.  Subject  to
the satisfaction of the conditions precedent set forth in  4 hereof, the Credit Agreement is hereby amended as follows:

      1.1 Minimum Tangible Net Worth. Section 10.3 of the Credit Agreement is hereby amended by deleting the amount "$55,000,000" occurring in the third line thereof and substituting in lieu thereof the amount "$90,000,000".

      1.2 Notices. Section 20(a) of the Credit Agreement is hereby amended by deleting the text "610 Palm Avenue, Houma, Louisiana 70364" set forth therein and substituting in lieu thereof the text "2401 Fountainview, Suite 626, Houston, Texas 77057".

      1.3 Exhibit A. The Credit Agreement is amended by deleting Exhibit A attached thereto in its entirety and replacing such Exhibit with Exhibit A attached hereto.

      1.4 Exhibit C. The Credit Agreement is amended by deleting Exhibit C attached thereto in its entirety and replacing such Exhibit with Exhibit C attached hereto.

      1.5 Schedules. The Credit Agreement is hereby amended by deleting Schedule 1.1, Schedule 7.24(a), Schedule 7.24(b), and Schedule 7.24(c) thereto in their entirety and replacing such Schedules with, respectively, Schedule 1.1,
Schedule 7.24(a), Schedule 7.24(b), and Schedule 7.24(c) attached hereto.

      2.  Representations  and  Warranties.   The Parent and
each of the Borrowers jointly and severally represent and warrant to the Banks and the Agent as follows:

          (a) Representations and Warranties in Credit Agreement. The representations and warranties of the Parent and the Borrowers contained in the Credit Agreement, each as amended by this Amendment, (a) were true and correct in all material respects when made, and (b) except to the extent such representations and warranties by their terms are made solely as of a prior date, continue to be true and correct in all material respects on the date hereof.

          (b) Authority, Etc. The execution and delivery by the Borrowers and the Parent of this Amendment and the performance by the Borrowers and the Parent of all of their agreements and obligations under this Amendment (i) are within the corporate authority of each of the Borrowers and the Parent, (ii) have been duly authorized by all necessary corporate proceedings by each of the Borrowers and the Parent, (iii) do not conflict with or result in any breach or contravention of any provision of law, statute, rule or regulation to which either of the Borrowers or the Parent is subject or any judgment, order, writ, injunction, license or permit applicable to either of the Borrowers or the Parent, and (iv) do not conflict with any provision of the corporate charter or by-laws of, or any agreement or other instrument binding upon, either of the Borrowers or the Parent.

          (c) Enforceability of Obligations. This Amendment, and the Credit Agreement as amended hereby, constitute the legal, valid and binding obligations of each of the Borrowers and the Parent enforceable against each such Person in accordance with their respective terms. Immediately prior to and after giving effect to this Amendment, no Default or Event of Default exists under the Credit Agreement or any other Loan Document.

      3. Affirmation of Borrowers, the Parent and HOS. (a) Each of the Borrowers hereby affirms its joint and several, absolute and unconditional promise to pay to each Bank and the Agent the Loans, the Reimbursement Obligations and all other amounts due under the Notes, the Letters of Credit and the Credit Agreement as amended hereby, at the times and in the amounts provided for therein. Each of the Borrowers confirms and agrees that (i) the obligations of the Borrowers to the Banks and the Agent under the Credit Agreement as amended hereby are secured by and entitled to the benefits of the Security Documents and (ii) all references to the term "Credit Agreement" in the Security Documents shall hereafter refer to the Credit Agreement as amended hereby.

          (b) The Parent, as Guarantor under (and as defined in) the Parent Guaranty hereby acknowledges that it has read and is aware of the provisions of this Amendment. The Parent hereby reaffirms its absolute and unconditional guaranty of the Borrowers' payment and performance of their obligations to the Banks and the Agent under the Credit Agreement as amended hereby. The Parent hereby confirms and agrees that all references in the Parent Guaranty to the term "Credit Agreement" shall hereafter refer to the Credit Agreement as amended hereby.

          (c) HOS, as Guarantor under (and as defined in) the HOS Guaranty hereby acknowledges that it has read and is aware of the provisions of this Amendment. HOS hereby reaffirms its absolute and unconditional guaranty of the Borrowers' payment and performance of their obligations to the Banks and the Agent under the Credit Agreement as amended hereby. HOS confirms and agrees that the obligations of HOS to the Banks and the Agent under the HOS Guaranty, as affirmed hereby, are secured by and entitled to the benefits of the HOS Security Agreement and the HOS Vessel Mortgage. HOS hereby confirms and agrees that all references in the HOS Guaranty and the HOS Security Agreement to the term "Credit Agreement" shall hereafter refer to the Credit Agreement as amended hereby.

      4. Conditions to Effectiveness. This Amendment shall be effective as of the date hereof upon receipt by the Agent and the Banks of the following, in form and substance satisfactory to the Agent and the Banks:

          (a) this Amendment duly executed and delivered by each of the Borrowers, the Parent, HOS, the Banks and the Agent;

          (b) amended and restated Revolving Credit Notes duly executed and delivered by each of the Borrowers in favor of each Bank, in the form of Exhibit A hereto and completed with appropriate insertions;

          (c) an Amendment fee in the amount of $37,500 payable to the Agent for the pro-rata accounts of the Banks;

          (d) (i) amendments to each of the Vessel Mortgages duly executed and delivered by Marine Assets or HOS, as appropriate, and the Agent and (ii) evidence of the filing and recordation (in the form of a Certificate of Ownership and Encumbrance acceptable to the Agent and the Banks) of such amendments with the U.S. Coast Guard (in the case of the U.S. Vessel Mortgage and the HOS Vessel Mortgage) or the Office of the Deputy Commissioner of Maritime Affairs for The Republic of Vanuatu (in the case of the Vanuatu Vessel Mortgage); provided that, the requirements of this 4(d) shall be deemed satisfied if the Borrowers shall provide the Banks and the Agent with such evidence of the filing and recordation of the amendments to the Vessel Mortgages no later than February 14, 1997;

          (e) a legal opinion, addressed to the Banks and the Agent, dated the date hereof, in form and substance satisfactory to the Banks and the Agent, from Jones, Walker, Waechter, Poitevent, Carrere & Denegre, L.L.P., counsel to the Parent, the Borrowers, and HOS;

          (f) evidence satisfactory to the Banks and the Agent that all requisite corporate approval of the transactions contemplated hereby has been obtained, including without limitation delivery of copies, certified by the secretary of each of the Borrowers, HOS and the Parent, of votes of such Person's respective board of directors authorizing the transactions contemplated hereby, and

          (g) any other document or instrument the Agent or the Banks may reasonably request.

      5. Miscellaneous Provisions. (a) Except as otherwise expressly provided by this Amendment, all of the terms, conditions and provisions of the Credit Agreement shall remain the same. It is declared and agreed by each of the parties hereto that the Credit Agreement, as amended hereby, shall continue in full force and effect, and that this Amendment and the Credit Agreement shall be read and construed as one instrument.

     (b)  THIS AMENDMENT  IS  INTENDED  TO TAKE EFFECT AS AN
AGREEMENT UNDER SEAL AND SHALL BE CONSTRUED ACCORDING TO AND
GOVERNED BY THE LAWS OF THE COMMONWEALTH OF MASSACHUSETTS.

     (c) This Amendment may be executed in any number of counterparts, but all such counterparts shall together constitute but one instrument. In making proof of this Amendment it shall not be necessary to produce or account for more than one counterpart signed by each party hereto by and against which enforcement hereof is sought.

     (d) Headings or captions used in this Amendment are for convenience of reference only and shall not define or limit the provisions hereof.

     (e) The Borrowers hereby jointly and severally agree to pay to the Agent, on demand by the Agent, all reasonable out-of-pocket costs and expenses incurred or sustained by the Agent in connection with the preparation of this Amendment (including reasonable legal fees and expenses).


     IN WITNESS WHEREOF, the parties hereto have executed this Amendment as an agreement under seal as of the date first written above.

                              TRICO MARINE OPERATORS, INC.


                              By: /s/ Victor M. Perez
                                 ____________________________
                                 Name: Victor M. Perez
                                 Title: Vice President

                              TRICO MARINE ASSETS, INC.


                              By: /s/ Victor M. Perez
                                  ___________________________
                                  Name: Victor M. Perez
                                  Title: Vice President

                              TRICO MARINE SERVICES, INC.


                              By: /s/ Victor M. Perez
                                  ___________________________
                                  Name: Victor M. Perez
                                  Title: Vice President

                              HOS MARINE PARTNERS, INC.


                              By: /s/ Victor M. Perez
                                  ___________________________
                                  Name: Victor M. Perez
                                  Title: Vice President


                              THE FIRST NATIONAL BANK
                                OF BOSTON, individually and
                                as Agent


                              By: /s/ Victor Garcia
                                 ____________________________
                                  Name:  Victor Garcia
                                  Title: Vice President

                              HIBERNIA NATIONAL BANK


                              By: /s/ Bruce Ross
                                  ___________________________
                                  Name: Bruce Ross
                                  Title: Vice President

                              FIRST NATIONAL BANK
                                OF COMMERCE


                              By: /s/ J. Charles Freel, Jr.
                                  ___________________________
                                  Name: J. Charles Freel, Jr.
                                  Title Vice President


Exhibits and schedules are intentionally omitted but will be furnished to the Commission upon Request.